                                                                    Exhibit 99.1


          SonicWALL Reports Record First Quarter Revenues and Profits

     SUNNYVALE, Calif.--(BUSINESS WIRE)--April 19, 2001--SonicWALL, Inc. (Nasdaq: SNWL - news), a leading provider of Internet security solutions, today
         ----   ----
reported revenues of $24.6 million for the first quarter ended March 31, 2001, representing an increase of 83% compared to revenues of $13.4 million for the same period of 2000.

     Pro forma net income for the first quarter, which excludes acquisition related charges and stock based compensation expense, increased 44% to $5.2 million, or $0.08 per diluted share, compared to pro forma net income of $3.6 million, or $0.07 per diluted share in the same period a year ago. The net loss, including acquisition related charges and stock based compensation expense, for the first quarter of 2001 was $5.5 million, or $(0.09) per share, compared to net income of $1.8 million during the same period of the previous year.

     Revenues increased by 16% on a sequential basis over the $21.2 million reported in the fourth quarter of 2000 and pro forma net income increased 19% from the $4.3 million, or $0.07 per diluted share, reported in the fourth quarter of 2000.

     Certain statements in this press release are ``forward-looking statements'' within the meaning of the Securities Act of 1933, as amended. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect SonicWALL's actual results include, but are not limited to, the ``Risk Factors'' described in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2000, and customary risks associated with the acquisitions of companies. All forward-looking statements included in this release are based upon information available to SonicWALL as of the date of the release, and we assume no obligation to update any such forward-looking statement.


                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       Excluding Amortization of Goodwill and Other Acquisition-Related
                     Charges and Stock Based Compensation
                   (In thousands, except per share amounts)
                                  (Unaudited)

                                         Quarter Ended
                                      March 31,    March 31,
                                        2001         2000

Revenue:
 Product                               $19,966     $12,047
 License and
  Subscription                           4,608       1,360
                                       -------     -------
   Total Revenue                        24,574      13,407

Cost of Revenue:
 Product                                 5,739       3,623
 License and
  Subscription                             164          37
                                       -------     -------
   Total Cost
    of Revenue                           5,903       3,660

                                       -------     -------
Gross Margin                            18,671       9,747
                                       -------     -------
Operating Expenses:
 Research and development                5,394       1,985
 Sales and marketing                     6,722       2,602
 General and
  administrative                         1,985         861
                                       -------     -------
   Total Operating
    Expenses                            14,101       5,448
                                       -------     -------

Income from Operations                   4,570       4,299
Other Income, net                        3,010       1,209
                                       -------     -------

Income Before Taxes                      7,580       5,508
Provision for
 Income Taxes                           (2,426)     (1,928)
                                       -------     -------
Net Income                             $ 5,154     $ 3,580

Net Income
  Per Share:
    Basic                                $0.08       $0.07
    Diluted                              $0.08       $0.07

Shares Used in
 Per Share Calculations:
    Basic                               62,616      47,898
    Diluted                             67,257      53,914

The above pro forma amount have been adjusted to exclude the following items:

Amortization of goodwill
 and intangibles                        10,227          --
Stock based
 compensation                              926        1,801
Income tax effect                         (455)         --
                                       -------      -------
Net effect of pro
 Forma adjustments                     $10,698      $ 1,801



                                SonicWALL, Inc.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   (In thousands, except per share amounts)
                                  (Unaudited)


                                     Quarter Ended
                                  March 31,      March 31
                                    2001           2000

Revenue:
 Product                          $ 19,966       $ 12,047
 License and
  Subscription                       4,608          1,360
                                  --------       --------
   Total Revenue                    24,574         13,407

Cost of Revenue:
 Product                             5,739          3,623
 License and
  Subscription                         164             37
                                  --------       --------
   Total Cost
    of Revenue                       5,903          3,660
                                  --------       --------

Gross Margin                        18,671          9,747
                                  --------       --------

Operating Expenses:
 Research and development            5,394          1,985
 Sales and marketing                 6,722          2,602
 General and
  administrative                     1,985            861
Amortization of goodwill
 and intangibles                    10,227             --
Stock based
 compensation                          926          1,801
                                  --------       --------
   Total Operating
    Expenses                        25,254          7,249
                                  --------       --------

Income (Loss)
 from Operations                    (6,583)         2,498
Other Income, net                    3,010          1,209
                                  --------       --------
Income (Loss)
 Before Taxes                       (3,573)         3,707
Provision for
 Income Taxes                       (1,971)        (1,928
                                  --------       --------
Net Income (Loss)                 $ (5,544)      $  1,779

Net Income (Loss)
  Per Share:
    Basic                           $(0.09)         $0.04
    Diluted                         $(0.09)         $0.03

Shares Used in
 Per Share Calculations:
    Basic                           62,616         47,898
    Diluted                         62,616         53,914


                                SonicWALL, Inc.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                (In thousands)

                                                      March 31,     December 31,
                                                        2001           2000
                                                     (Unaudited)
     ASSETS
Current Assets:
Cash and cash equivalents                             $107,394       $140,287
Short term investments                                 110,787         79,257
Accounts receivable, net                                12,560         11,541
Inventories                                              2,906          2,509
Prepaid expenses and other                               3,146          2,192

Deferred tax asset                                      18,188         19,171
                                                      --------       --------
   Total Current Assets                                254,981        254,957

Property and Equipment, net                              5,220          3,831
Goodwill and other intangibles                         230,478        228,711
Other Assets                                               158            618
                                                      --------       --------
                                                      $490,837       $488,117
                                                      ========       ========

     LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable                                      $  6,736       $  7,867
Accrued compensation
 and related benefits                                    3,082          4,561
Other accrued liabilities                                5,896          8,501
Income taxes payable                                     2,826          2,192
Deferred revenue                                        10,280          8,812
                                                      --------       --------
   Total Current Liabilities                            28,820         31,933

Deferred tax liability                                  20,419         20,426
Long-term liabilities                                      356             --
                                                      --------       --------
Total liabilities                                       49,595         52,359

Shareholders' Equity                                   441,242        435,758
                                                      --------       --------
                                                      $490,837       $488,117
                                                      ========       ========

 --30--

 CONTACT: SonicWALL, Inc.
          James Hawley, 408/752-7803 (Investor Relations)
          jhawley@sonicwall.com
          ---------------------

          -or-

          Coltrin & Associates
          Eric Anderson,
          212/221-1616 (Media Relations)
          eric_anderson@coltrin.com
          -------------------------